NOTE 2- Significant accounting policies: m. Impairment of non-financial assets (Policies)	12 Months Ended
Dec. 31, 2024
Policies
m. Impairment of non-financial assets:

m.Impairment of non-financial assets:

Non-financial assets are subject to impairment tests whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Where the carrying value of the non-financial asset exceeds its recoverable amount (i.e. the higher of value in use and fair value less costs to dispose), the asset is written down and impairment charge is recognized accordingly.

Where it is not possible to estimate the recoverable amount of an individual asset, the impairment test is carried out on the asset's cash-generating unit (i.e. the smallest class of assets to which the asset belongs that generates cash inflow that are largely independent of cash inflows from other assets).

During the years ended December 31, 2024, and 2023 no impairment charges of non-financial assets were recognized.